UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2007

                            ________________________

                      BioForce Nanosciences Holdings, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                      000-51074                  76-3078125
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                       1615 Golden Aspen Drive, Suite 101
                                Ames, Iowa 50010
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (515) 233-8333

                           __________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On January 15,  2007,  Gregory D. Brown  started  employment  with us as our
Chief Financial Officer pursuant to the terms of a letter agreement dated December 27, 2006 (the "Letter Agreement"). Mr. Brown will serve as our principal accounting officer, replacing Eric Henderson, who remains the company's Chief Executive Officer and President. Mr. Brown reports to Mr. Henderson.

Mr. Brown served as Chief Financial Officer of BidRx, LLC from March 2006 to January 2007. From January 2004 to March 2006, Mr. Brown was Co-Chief Operating Officer and Partner of Residex Ventures, BV. From March 2003 to January 2004, Mr. Brown was Managing Director and Partner of P3 Technology Partners, BV, the predecessor of Residex Ventures, BV. Mr. Brown was a Partner of P3 Technology Partners, BV from June 2001 to February 2003. Mr. Brown's prior experience includes Chief Financial Officer, Chief Operating Officer and Treasurer positions with Metrix, Inc.; Sr. Vice President, Chief Financial Officer, Secretary and Treasurer positions while at Patient Infosystems, Inc.; and the position of Chief Financial Officer at Pappajohn Capital Resources and Equity Dynamics, Inc. in Des Moines, Iowa. Mr. Brown was formerly a Senior Accountant with Vroman, McGowen, Hurst, Clark and Smith, P.C., of Des Moines, Iowa, and a Staff Accountant with Moore & Associates, P.C., of Oskaloosa, Iowa. Mr. Brown holds a BBA in Accounting from the University of Iowa and is a Certified Public Accountant.

(e) Under the terms of the Letter Agreement, Mr. Brown will receive an annual base salary of $155,000 and is eligible for a discretionary bonus of up to $25,000 upon the closing of an equity financing in 2007. Mr. Brown was granted a stock option to purchase 300,000 shares of our common stock ("Stock Option") pursuant to the terms and conditions of our 2006 Equity Incentive Plan (the "2006 Plan"). The exercise price of the Stock Option is set in accordance with the terms of the 2006 Plan as of the start date of Mr. Brown's employment. The shares subject to the Stock Option will vest annually in equal 1/3 increments beginning on his start date. Mr. Brown is also eligible to participate in our benefits program, which includes medical and dental insurance, life insurance, a 401(k) plan, and a flexible health spending plan, upon the terms specified in those plans. In the event Mr. Brown's employment is terminated by us without cause, his salary will continue for the lesser of a period of one year or until he accepts employment elsewhere. Mr. Brown is entitled to four weeks paid vacation per year. Furthermore, we have agreed to pay up to $10,000 of Mr. Brown's reasonable moving and incidental expenses associated with his relocation to Ames, Iowa, plus expenses associated with his traveling between his current location and Ames prior to his relocation. We anticipate entering into a formal employment agreement with Mr. Brown within 30 days after his start date to formalize these terms.
________________________________________________________________________________

Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

In 2006, our wholly owned subsidiary, BioForce Nanosciences, Inc. ("BioForce"), announced its intention to ship up to twenty of its Nano eNabler(TM) benchtop molecular printing systems to prestigious domestic and international biomedical and life science research facilities by year end. BioForce achieved this goal.

On January 3, 2007, BioForce received correspondence informing it that NanoInk, Inc. had filed a request with the U.S. Patent and Trademark Office ("USPTO") for an ex parte reexamination of U.S. Patent No. 6,998,228 ("Patent `228"), which was issued to BioForce on February 14, 2006. Patent `228 describes a process for depositing biomolecules onto surfaces to create domains with an area of less than one micron squared.

We have disclosed in previous filings NanoInk's prior request for the ex parte reexamination of BioForce's U.S. Patent No. 6,573,369 ("Patent `369"). This reexamination is ongoing, with BioForce requesting reconsideration of the USPTO's initial rejection of its claims. Patent `369 describes an array of biomolecules in which the domain sizes are less than one micron squared.

Patent `228 is a divisional of Patent `369, meaning that when BioForce filed the patent application that issued as Patent `369, the USPTO identified more than one invention in the application. BioForce ultimately filed two additional patent applications, one of which issued as Patent `228 and the other of which is still pending.

Because these patents are not critical to BioForce's current business, we anticipate that an unfavorable result would not have a negative impact on our business.

________________________________________________________________________________

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.         Description
----------------    -----------------------------------------------------------

10.1 Letter Agreement, dated December 27, 2006, by and between BioForce Nanosciences and Gregory D. Brown

99.1                Press  Release  titled  "BioForce  Nanosciences  Hires Chief
                    Financial Officer"



________________________________________________________________________________

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BioForce Nanosciences Holdings, Inc.

                          --------- -------------------------------------------
                          By:       /s/ Eric Henderson
                          --------- -------------------------------------------
                                    Eric Henderson
                          --------- -------------------------------------------
                                    Chief Executive Officer
                          --------- -------------------------------------------

Date:  January 16, 2007

                                INDEX TO EXHIBITS


Exhibit No.         Description
----------------    ------------------------------------------------------------

10.1 Letter Agreement, dated December 27, 2006, by and between BioForce Nanosciences and Gregory D. Brown

99.1                Press  Release  titled  "BioForce  Nanosciences  Hires Chief
                    Financial Officer"